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                                                                    EXHIBIT 10.4


                                WARRANT AGREEMENT


         WARRANT AGREEMENT, dated as of November 19, 1996, between HALIS, Inc. (formerly Fisher Business Systems, Inc.), a Georgia corporation (the "Company"), and SunTrust Bank, Atlanta, a Georgia banking corporation, as warrant agent (the "Warrant Agent").

                                   WITNESSETH:

         WHEREAS, the Company proposes to issue up to 2,166,667 Common Stock Purchase Warrants (the "Warrants"); and

         WHEREAS, the Warrants are being offered in a private placement to accredited investors without registration under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state, in reliance upon Regulation D promulgated by the Securities and Exchange Commission under the Act and on similar exemptions under applicable state laws; and

         WHEREAS, the Warrants will be evidenced by separate warrant certificates. Each definitive Warrant will provide that the registered holder thereof may exercise that Warrant, in whole or in part in the manner set forth herein, to purchase, at the Exercise Price per share (as defined in Section 6 hereof), the number of shares of common stock set forth in the Warrant (both the number of the shares and the Exercise Price subject to adjustment as set forth in Section 11 hereof); and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, transfer, exchange, replacement and exercise of warrant certificates and other matters as provided herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and intending to be legally bound, the parties hereto agree as follows:

         Section 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement and the Warrant Agent hereby accepts that appointment.

         Section 2. Form of Warrants. The definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto.

         Section 3. Execution of Warrants. (a) The Warrants in definitive form shall be signed on behalf of the Company, manually or by facsimile signature, by its Chairman of the Board or President under its corporate seal, and shall be manually countersigned by the Warrant Agent. A Warrant signed on behalf of the Company as aforesaid by an incumbent in office at the time of signature shall be valid, and may be countersigned and issued by the Warrant Agent, notwithstanding the fact that at the time of countersignature and issuance by the Warrant Agent such signatory shall have ceased to be the incumbent in such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrants. No Warrant shall be valid for any purpose unless countersigned manually by the Warrant Agent.

                  (b) Warrants shall be dated the date of countersignature by the Warrant Agent.
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         Section 4. Registered Owners. The Company and the Warrant Agent may
deem and treat the registered holder of a Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and any distribution to the holder thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         Section 5. Registration of Warrants; Transfers and Exchanges. (a) The Warrant Agent shall register the transfer, split-up, combination or exchange of any outstanding Warrant upon the records to be maintained by it for that purpose, upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any registration of transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Warrant Agent. Cancelled Warrants shall thereafter be disposed of in a manner satisfactory to the Company.

                  (b) Any Warrant may be split up, combined or otherwise exchanged at the option of the holder thereof, upon surrender to the Warrant Agent at its office or agency maintained for the purpose of exchanging, transferring, exercising or converting the Warrants in Atlanta, Georgia (each office being referred to herein as a "Warrant Agent Office"), for another Warrant or other Warrants of like tenor and for the purchase, in the aggregate, of a like number of Shares. Warrants so surrendered shall be cancelled by the Warrant Agent. Cancelled Warrants shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company.

                  (c) The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 3 hereof, and deliver any new Warrants required pursuant to the provisions of this Section 5.

         Section 6. Duration and Exercise of Warrants. (a) The Warrants shall expire at 5:00 p.m. E.S.T. on December 31, 1999 (the "Expiration Date"). The Company may, in its sole discretion, extend the Expiration Date upon notice thereof to the Warrant Agent. Each Warrant may be exercised on any business day prior to the close of business on the Expiration Date by delivery of the Warrant to the Warrant Agent no later than the Expiration Date and by satisfaction of the other terms and conditions as set forth herein.

                  (b) No fractional shares shall be issued upon surrender of a Warrant for exercise but, in lieu of fractional shares, the Company shall pay to the registered holder of a surrendered Warrant, as soon as practicable after the date of surrender, an amount in cash obtained by multiplying the current market value of a share by the fraction of the share to which such Warrant relates. The current market value of a share shall be (i) if the common stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the last reported sale price of a share of common stock on such exchange on the last business day prior to the date of the exercise of the Warrant or if no such sale is made on such day, the average of the closing bid and asked prices of a share on such exchange; (ii) if the common stock is included on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last sale price reported by NASDAQ on the last business day prior to the date of exercise of the Warrant or if last sale prices of the common stock are not so reported, the average of the closing bid and asked prices of a share for such day reported by NASDAQ; (iii) if the common stock is not listed or admitted to unlisted trading privileges on an exchange, or included on NASDAQ, the average of the highest reported bid and lowest reported asked prices of a share as furnished by the National Quotation Bureau on the last business day prior to the date of exercise of the


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Warrant; or (iv) in all other cases, an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                  (c) Subject to the provisions of this Agreement, including Sections 6(e) and 11 hereof, the holder of a Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to that holder) the number of fully paid and nonassessable shares set forth in the Warrant at the exercise price of $1.75 per share (the "Exercise Price") (the number of shares and Exercise Price being subject to adjustment as provided in this
Section 6(c) and in Section 11 hereof) upon the surrender of that Warrant to the Warrant Agent on any business day prior to the close of business on the Expiration Date, at the Warrant Agent's Office described in paragraph 16, with the form of election to purchase on the reverse thereof duly filled in and signed, and payment of the Exercise Price in lawful money of the United States of America by certified check payable to the Company. The Warrants shall be so exercisable at any time prior to the close of business on the Expiration Date, at the election of the registered holder thereof, either as an entirety or from time to time in part. In the event that fewer than all the shares purchasable upon the exercise of a Warrant are purchased at any time prior to the close of business on the Expiration Date, a new Warrant will be issued for the remaining number of shares purchasable upon the exercise of the Warrant so surrendered. No adjustments shall be made for any cash dividends on shares issuable on the exercise of a Warrant.

         The Company may in its sole discretion, reduce the Exercise Price upon notice thereof to the Warrant Agent.

                  (d) Subject to Section 7 hereof, upon surrender of a Warrant and receipt of payment of the Exercise Price, the Warrant Agent shall requisition from the transfer agent for the common stock, for issuance and delivery to or upon the written order of the registered holder of that Warrant and in such name or names as the registered holder may designate, the shares issuable upon exercise. Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of those shares as of the date of the surrender of a Warrant and payment of the appropriate Exercise Price. The Warrant Agent is hereby authorized to countersign and deliver, in accordance with the provisions of
Section 3 hereof, any Warrant required pursuant to the provisions of this
Section 6.

                  (e) The Company represents and warrants to the Warrant Agent that it has agreed to register with the Securities and Exchange Commission (the "SEC"), at its sole expense, the shares of Common Stock issuable upon the exercise of the Warrants. The Company agrees that, from and after the Registration Date (A) so long as any unexpired Warrants remain outstanding the Company will (i) file such post-effective amendments to the Registration Statement, and provide such supplements to the Prospectus included in the Registration Statement, as may be necessary to keep the Registration Statement in effect and to permit it to deliver to each person exercising a Warrant a Prospectus meeting the requirements of Section 10(a) of the Act and otherwise complying therewith, and will deliver such a Prospectus to each such person, and
(ii) take such other action in each state in which the Warrants were publicly offered for sale by the Company as from time to time may be required under the securities laws of such state to permit the Shares issuable upon exercise of the Warrants to be lawfully issued and sold in such state upon exercise of the Warrants; and (B) it will furnish to the Warrant Agent, upon request, an opinion of counsel to the effect that the Registration Statement is then in effect and that the Prospectus complies as to form in all material respects (except as to financial statements as to which such counsel need express no opinion) with the requirements of the Act and the rules and regulations of the SEC thereunder. The Company may authorize the Warrant Agent to suspend the exercise of any of the Warrants during such period as is necessary to obtain or keep effective any registration, qualification, or other governmental approval under federal and applicable state securities laws required in connection


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with the exercise of the Warrants. The exercise of any Warrant for which an election exercise is received by the Warrant Agent prior to the Expiration Date during the period of such a suspension shall be effective immediately upon notice to he Warrant Agent of the removal of such suspension, notwithstanding that the removal of the suspension occurs after the Effective Date.

         Section 7. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of shares upon the exercise of a Warrant prior to the close of business on the Expiration Date; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant or any certificates for shares in a name other than that of the registered holder of the Warrant surrendered upon the exercise of a Warrant, and neither the Company nor the Warrant Agent shall be required to issue or deliver such Warrant or stock certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 8. Mutilated or Missing Warrant Certificates. In case a Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of shares, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of loss, theft or destruction of that Warrant, and an indemnity bond, if requested, satisfactory to the Company and the Warrant Agent, the expense of which shall be borne by the Warrant holder. A Warrant holder requesting a substitute Warrant shall also comply with all other reasonable regulations and pay all other reasonable charges as the Company or the Warrant Agent may prescribe.

         Section 9. Reservation of Shares. (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued common stock, for the purpose of enabling it to satisfy any obligation to issue shares upon exercise of Warrants, through the close of business on the Expiration Date, the number of shares deliverable upon the exercise of all outstanding Warrants, and the transfer agent for the common stock is hereby irrevocably authorized and directed at all times to reserve that number of authorized and unissued shares of common stock as shall be required for that purpose. The Company will keep a copy of this Agreement on file with that transfer agent. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the transfer agent certificates for shares issuable upon exercise of outstanding Warrants, and the Company will supply such transfer agent with duly executed stock certificates for such purpose.

                  (b) Before taking any action which would cause an adjustment pursuant to Section 11 hereof reducing the Exercise Price below the then par value (if any) of the shares issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares at the Exercise Price as so adjusted.

                  (c) The Company covenants that all shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all liens, charges and security interests created by the Company with respect to the issuance thereof.

         Section 10. Obtaining of Governmental Approvals. The Company from time to time will use its best efforts to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and to make securities acts filings under federal and state laws,


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which may be or become requisite in connection with the issuance, sale, transfer, delivery or exercise of the Warrants.

         Section 11. Adjustment of Exercise Price and Number of Shares Purchasable Hereunder. The Exercise Price and the number of Warrant shares purchasable upon the exercise of the Warrants are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11.

                  (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on its capital stock payable in shares of its capital stock (whether shares of common stock or of capital stock of any other class), (ii) subdivide the outstanding common stock, (iii) combine the outstanding common stock into a smaller number of shares, or (iv) engage in any other recapitalization, the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, reclassification or recapitalization, shall be proportionately adjusted so that the holder of the Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. Such adjustment shall be made successively whenever any event listed above shall occur and notice of same shall be promptly provided by the Company to the Warrant Agent accompanied by the appropriately converted numbers of Warrants and Shares.

                  (b) In case the Company shall fix a record date for the making of a distribution to all holders of common stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in common stock) or subscription rights or warrants, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the current market price per share of common stock (as defined in Section 11(c)), on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of common stock, and of which (ii) the denominator shall be such current market price per share of common stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Warrant shares issued upon any exercise of a Warrant prior to the date such adjustment is made.

                  (c) For the purpose of any computation under Section 11(b) the current market price per share of common stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date of determination. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal national securities exchange on which the common stock is listed or admitted to trading, or if the common stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers ("NASD") or similar organization if the NASD is no longer reporting such information, or, if not so available, the fair market price as determined by the Board of Directors of the Company.


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                  (d) No adjustment in the Exercise Price shall be required
unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (e) In the event that at any time, as a result of an adjustment made pursuant to Section 11(a) the holder of the Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of common stock, thereafter the number of such other shares so receivable upon exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the common stock purchasable pursuant to this Warrant as determined by the Company.

                  (f) Upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(a) or (b), the Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant shares (calculated to the nearest hundredth) obtained by (i) multiplying the number of Warrant shares purchasable upon exercise of the Warrant immediately prior to such adjustment of the number of Warrant shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

                  (g) In case of any capital reorganization of the Company, or of any reclassification of the common stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation or association (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the Company's common stock immediately prior to such merger or consolidation continue as holders of common stock after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or association, the Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or property to which a holder of the number of Warrant shares purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this
Section 11 with respect to the rights and interests thereafter of the holder of the Warrant shall be appropriately adjusted by the Company so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant. The subdivision or combination of shares of common stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the common stock for the purposes of this Section 11(g). The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or association (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Agreement.

         Section 12. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation or entity into which the Warrant Agent may be merged or converted or with which it may be


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consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or entity succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further action on the part of any of the parties hereto, provided that such corporation or entity would be eligible for appointment as a successor Warrant Agent under the provisions of Section 15 hereof. In case at the time the successor to the Warrant Agent shall succeed under this Agreement any Warrants shall have been countersigned but not delivered, the successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent, and in case at that time any Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all the foregoing cases Warrants shall have the full force provided in the Warrant certificates and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name, and in case at that time any Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name, and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

         Section 13. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                  (a) the statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as described the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the execution, delivery or distribution of the Warrants except as herein otherwise provided.

                  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants to be complied with by the Company nor shall it at any time be under any duty or responsibility to any holder of a Warrant to make or cause to be made any adjustment in the Exercise Price or in the number of shares issuable (except as instructed in writing by the Company), or to determine whether any facts exist which may require any adjustments, or with respect to the nature or extent of or method employed in making any adjustments when made, or to verify the accuracy of any representation made to it by the Company as to a change in the Exercise Price or the amount of shares which may be purchased with a warrant.

                  (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company or an employee of the Warrant Agent) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.


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                  (e) The Company shall pay to the Warrant Agent for its
services under this Agreement such compensation as they shall agree upon, to reimburse the Warrant Agent upon demand for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of its duties under this Agreement and to indemnify the Warrant Agent and hold it harmless against any and all losses, liability and expenses, including, but not limited to any judgments, costs and counsel fees, or anything done or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence or bad faith.

                  (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceedings or to take any other action likely to involve expenses unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnify the Warrant Agent for any costs and expenses which may be incurred and promptly pay such costs as they are incurred. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any Warrants or the production thereof at any trial or other proceeding relative thereto, and any action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                  (g) The Warrant Agent, and any stockholder, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as thought it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

                  (i) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

                  (j) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the Shares to be issued pursuant to this Agreement or any Warrant or as to whether the Shares will when issued be validly issued, fully paid and nonassessable or as to the Exercise Price or the number of Shares issuable upon the exercise of any Warrant.

                  (k) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, the Secretary or an Assistant Secretary of the Company, and to apply to those officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instruments of any of those officers or in good faith reliance upon any statement signed by any one of those officers of the Company with respect to any fact or matter


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
(unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement.

         Section 14. Disposition of Proceeds from Exercise of Warrants. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on the purchase of the Shares through the exercise of Warrants.

         Section 15. Change of Warrant Agent. If the Warrant Agent shall resign (such resignation to become effective not earlier than 30 days after the giving of written notice thereof to the Company and the registered holders of Warrant certificates) or shall become incapable of acting as Warrant Agent, the Company shall appoint a successor. If the Company shall fail to make that appointment within a period of 30 days after it has been so notified in writing by the Warrant Agent or by the registered holder of a Warrant (in the case of incapacity), then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of Warrant Agent shall be carried out by the Company. Any successor Warrant Agent whether appointed by the Company or by a court, shall be a bank or trust company, in good standing, incorporated under the laws of the State of Georgia or of the United States of America, and must have at the time of its appointment as Warrant Agent a net worth of at least $25 million. After appointment, the successor Warrant Agent shall be vested with the same powers, right, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 15, however, or any defect therein shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent as the case may be.

         Section 16. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to or on the Company shall be sufficiently given or made if sent by mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                           HALIS, Inc.
                           1950 Spectrum Circle, Suite 400
                           Marietta, Georgia, 30067
                           Attention: Larry Fisher
                             President

Copy to:                   Smith, Gambrell & Russell, LLP
                           3343 Peachtree Road, N.E.
                           Suite 1800
                           Atlanta, Georgia 30326
                           Attention: William L. Meyer, Esquire

         In case the Company shall fail to maintain that office or agency or shall fail to give notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the Warrant Agent's Office.

         Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                           SunTrust Bank, Atlanta
                           Corporate Trust Department
                           58 Edgewood Avenue
                           Atlanta, Georgia 30303


         Section 17. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the consent or concurrence of any holders of Warrants in order to cure the ambiguity, manifest error or other mistake in this Agreement, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect, alter or change the interest of the holders of Warrants.

         Section 18. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and of the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 19. Termination. This Agreement shall terminate at the close of business within a reasonable time, after the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 13 hereof shall survive the termination.

         Section 20. Governing Law. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be construed in accordance with the laws of said State.

         Section 21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

         Section 22. Counterparts. This Agreement may be executed in any number of counterparts and each of the counterparts shall for all purposes be deemed to be an original, and all the counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    HALIS, INC.



                                    By: /s/ Larry Fisher
                                       -----------------------------------------
                                       Larry Fisher, President



                                    SUNTRUST BANK, ATLANTA



                                    By: /s/ Letitia A. Radford
                                       -----------------------------------------

                                    Title: Vice President
                                          --------------------------------------

                       WARRANT TO PURCHASE COMMON STOCK OF
NO. W-__________                   HALIS, INC.               __________ WARRANTS


THIS CERTIFIES that _________________, or registered assigns, is the owner of the number of Warrants set forth above, each represents the right to purchase from HALIS, Inc., a Georgia corporation (herein called the "Corporation") at a purchase price of $1.75 per share, subject to adjustment upon the occurrence of certain events, at any time on or after November 19, 1996 and on or before 5:00 P.M. local time on December 31, 1999 in the City of Atlanta, Georgia, one share of the Common Stock, $.01 par value, of the Corporation (such shares purchasable upon exercise of the Warrants being herein called "Shares of Common Stock"), by surrendering this Warrant Certificate, with the Purchase Form attached hereto duly executed, at the principal office of SunTrust Bank, Atlanta or its successor, as warrant agent, in the City of Atlanta, Georgia (any such warrant agent being herein called the "Warrant Agent") and by paying in full, in lawful money of the United States of America, the purchase price for the Shares of Common Stock as to which this Warrant Certificate is exercised, and upon compliance with and subject to the conditions set forth herein and in Warrant Agreement referred to herein (the "Warrant Agreement").

         This Warrant Certificate is transferable by the registered holder hereof, upon surrender of this Warrant Certificate for registration of transfer at the principal office of the Warrant Agent in the City of Atlanta, Georgia duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation duly executed by, the registered holder or his attorney duly authorized in writing and thereupon one or more new Warrant Certificates for a like aggregate number of Shares of Common Stock will be issued to the designated transferee or transferees.

         The Warrant Certificates are issued only as registered Warrant Certificates. This Warrant Certificate is issued under the Warrant Agreement and is subject to the terms and provisions contained in the Warrant Agreement. Copies of the Warrant Agreement are on file at the principal office of the Warrant Agent in the City of Atlanta, Georgia and may be obtained by writing to the Warrant Agent.

         In certain events provided for in the Warrant Agreement, the number of Shares of Common Stock purchasable upon such exercise, or the purchase price thereof, are required to be adjusted. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but in lieu thereof, there shall be paid to the registered holder of surrendered Warrant Certificates an amount of cash determined as provided in the Warrant Agreement.

         This Warrant Certificate shall not entitle the registered holder hereof to any of the rights of a holder of a share of Common Stock of the Corporation, including without limitation, the right to vote, to receive dividends and other distributions, to exercise any pre-emptive right, or to receive any notice of, or to attend, meetings of holders of Common Stock or any other proceedings of the Corporation.

         This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised on or before 5:00 P.M. local time in the City of Atlanta, Georgia on December 31, 1999.

         Reference is made to the further provisions of the Warrants set forth herein, which shall have the same effect as though fully set forth on the face hereof.

         The holder hereof has certain registration rights, pursuant to which the shares of Common Stock issuable upon exercise of this Warrant shall be registered at the expense of the Corporation.

         This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated: November 19, 1996                     HALIS, INC.

Countersigned:

                                             -----------------------------
                                             Larry Fisher, President

                                                          [CORPORATE SEAL]

SUNTRUST BANK, ATLANTA
    as Warrant Agent


By:
   ---------------------------
      Authorized Signature





The securities evidenced hereby were issued and sold without registration under the Federal Securities Act of 1933, as amended (the "Federal Act"), or the securities laws of any state, in reliance upon certain exemptive provisions of said acts. Said securities cannot be sold or transferred except if, in the opinion of counsel reasonably acceptable to the issuer, any such sale or transfer would be: (1) pursuant to an effective registration statement under the Federal Act or pursuant to an exemption from such registration; and (2) in a transaction which is exempt under applicable state securities laws or pursuant to an effective registration statement under such laws, or in a transaction which is otherwise in compliance with such laws.

                                   HALIS, INC.

         This Warrant is part of a duly authorized issue of Warrants expiring on December 31, 1999 (the "Expiration Date"), to purchase, in the aggregate, up to the number of Shares of Common Stock $.01 par value, of HALIS, Inc. (formerly known as Fisher Business Systems, Inc.), a Georgia corporation (the "Corporation"), shown on the face hereof, and is issued pursuant to a Warrant Agreement dated as of November 19, 1996 (the "Warrant Agreement") between the Corporation and SunTrust Bank, Atlanta as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Corporation and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         The Warrant evidenced by this Warrant Certificate may be exercised to purchase Shares of Common Stock from the Corporation on and after November 19, 1996 and on or before the close of business on the Expiration Date, at the Exercise Price per share set forth on the face hereof, subject to adjustment in the Exercise Price and the number of Shares of Common Stock purchasable hereunder as hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price by cash or certified check at the principal office of the Warrant Agent in Atlanta, Georgia (the "Warrant Agent Office"). In the event that upon any exercise of this Warrant the number of Shares of Common Stock purchased hereunder shall be fewer than the total number of Shares of Common Stock purchasable upon the exercise hereof there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants that have not been exercised. No adjustment shall be made for any cash dividend on any Shares of Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that, upon the occurrence of certain events, the Exercise Price set forth herein may, subject to specified conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that, under certain circumstances, the number of Shares of Common Stock purchasable upon exercise of this Warrant shall be proportionately adjusted.

         This Warrant shall not be exercisable by a registered holder in any state where such exercise would be unlawful.

         The Corporation shall not be required to issue fractions of Shares of Common Stock or any certificates which evidence fractional Shares of Common Stock. In lieu of fractional Share of Common Stock there shall be paid to the registered holder of a Warrant with regard to which the fractional Share of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value (as determined pursuant to the Warrant Agreement) of a share of Common Stock.

         Warrant Certificates, when surrendered at the Warrant Agent Office by the registered holder thereof in person or by legal representative or by attorney duly authorized in writing, may be combined, split-up or otherwise exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate at the Warrant Agent Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate the right to purchase a like number of Shares of Common Stock shall be issued to the transferee in exchange for this Warrant, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Corporation and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise hereof and any distribution to the holder hereof and for all other purposes, and neither the Corporation nor the Warrant Agent shall be affected by any notice to the contrary.

                              ELECTION TO EXERCISE

                    (To be executed upon exercise of Warrant
             prior to the close of business on the Expiration Date)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ Shares of Common Stock and herewith tenders payment for the Shares of Common Stock in the amount of $________ in accordance with the terms hereof. The undersigned requests that a certificate representing the Shares of Common Stock be registered in the name of ______________________________________________ and that the certificate be delivered to whose address is _________________________________. If said number of Shares of Common Stock is fewer than all the Shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the right to purchase the balance of the Shares of Common Stock be registered in the name of whose address is _____________________________________
and that such Warrant Certificate be delivered to_______________________________ whose address is _____________________________________________________.

         Any cash payments to be paid in lieu of a fractional Share of Common Stock should be made to ____________________________________ whose address is .
The check representing payment thereof should be delivered to whose address is _________________________________________________. Dated this _____ day of
________________, 19____

Name of Registered Holder of Warrant Certificate: ______________________________

Address: __________________________________________________________

_______________________________________________
           Social Security Number

Signature: ____________________________________
Signature Guaranteed:

Note: The above signature must correspond with the name as written on the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever and if the Warrant Certificate representing the right to purchase any Shares of Common Stock to which this Warrant is not being exercised is to be registered in the name other than that in which this Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

                                 ASSIGNMENT FORM

         For value received ___________________ hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF REGISTERED ASSIGNEE

___________________________________


________________________________________________________________________________
        (Please print name and address including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________
the within Warrant Certificate together with all right, title and interest in the Warrant evidenced thereby, and does hereby irrevocably constitute and appoint ______________________________ attorney, to transfer Warrant Certificate number ______ of HALIS, Inc., on the books of HALIS, Inc. with full power of substitution in the premises. Dated this ____ day of ______________, 19__ Signature:_____________________________________ Signature Guaranteed:

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.